UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 3, 2005


                    Federal Agricultural Mortgage Corporation
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


      Federally chartered
        instrumentality of
        the United States                   0-17440               52-1578738
 (State or other jurisdiction of         (Commission          (I.R.S. Employer
  incorporation or organization)         File Number)        Identification No.)



  1133 21st Street, N.W., Suite 600, Washington, D.C.                20036
  ---------------------------------------------------             ------------
     (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (202) 872-7700


                                    No change
                              --------------------
          (Former name or former address, if changed since last report)

Item 1.01.  Entry into a Material Definitive Agreement.

     On August 3, 2005, the Registrant's Compensation Committee authorized the payment of annual incentive compensation to certain members of management based on the committee's final review of the Registrant's business performance for the business planning year ending June 30, 2005. The amounts of those payments, which were previously approved by the Registrant's Board of Directors as disclosed in a Current Report on Form 8-K filed with the SEC on June 21, 2005, were as follows: Henry D. Edelman, $419,717; Nancy E. Corsiglia, $196,695; Tom
D. Stenson, $146,959; Timothy L. Buzby, $90,759; and Michael P. Morris, $96,417.


Item 2.02.  Results of Operations and Financial Condition.

     On August 9, 2005, the Registrant issued a press release to announce the Registrant's financial results for second quarter 2005 and a conference call to discuss those results and the Registrant's Quarterly Report on Form 10-Q for second quarter 2005. A copy of the press release is attached to this report as
Exhibit 99 and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits:

                  99    Press release dated August 9, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION



                                    By:   /s/ Jerome G. Oslick
                                       ---------------------------------
                                        Name:   Jerome G. Oslick
                                        Title:  Vice President - General Counsel




Dated:      August 9, 2005

                                  EXHIBIT INDEX

Exhibit No.                   Description                           Page No.
-----------                   -----------                           --------

99                           Press Release Dated August 9, 2005         5